UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

THERMON GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive
San Marcos, Texas 78666
(Address of principal executive offices) (zip code)

(512) 396-5801
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Thermon Group Holdings, Inc. (the “Company”) held on August 1, 2013 (the “2013 Annual Meeting”), the Company's stockholders approved the Amended and Restated Thermon Group Holdings, Inc. 2011 Long-Term Incentive Plan (the “A&R Plan”), which had previously been approved by the Company's Board of Directors, subject to stockholder approval. The purpose, among others, of the amendment and restatement of the A&R Plan was to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by certain of its executive officers in connection with performance-based awards that may be granted to them under the A&R Plan. The A&R Plan provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock and restricted stock units and performance unit awards to eligible persons. All officers, other eligible employees, independent contractors and non-employee directors of the Company and its subsidiaries may be designated for participation in the A&R Plan. The Compensation Committee of the Company's Board of Directors will administer the A&R Plan with respect to grants to officers and employees of the Company and the Nominating and Corporate Governance Committee will administer the A&R Plan with respect to grants to non-employee directors. This description of the A&R Plan is qualified in its entirety by reference to the actual A&R Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting, four proposals were submitted to a vote of the Company's stockholders.  Set forth below are the final voting results for each proposal.

(1)	The following individuals were elected to serve on the Company's Board of Directors until the next annual meeting of stockholders, as set forth below:

	DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
	Rodney L. Bingham	28,674,842	148,828	1,079,010
	Marcus J. George	28,674,842	148,828	1,079,010
	Richard E. Goodrich	28,674,842	148,828	1,079,010
	Kevin J. McGinty	28,674,842	148,828	1,079,010
	John T. Nesser, III	28,674,842	148,828	1,079,010
	Michael W. Press	28,627,326	196,344	1,079,010
	Stephen A. Snider	28,674,842	148,828	1,079,010
	Charles A. Sorrentino	28,674,842	148,828	1,079,010

(2)	The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014, as set forth below:

	FOR	29,777,682
	AGAINST	116,429
	ABSTENTIONS	8,569
	BROKER NON-VOTES	—

(3)	The Company's stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as described in the proxy statement, as set forth below:

	FOR	28,626,256
	AGAINST	154,144
	ABSTENTIONS	43,270
	BROKER NON-VOTES	1,079,010

(4)	The Company's stockholders approved the Amended & Restated Thermon Group Holdings, Inc. 2011 Long-Term Incentive Plan, as set forth below:

	FOR	27,736,909
	AGAINST	1,053,915
	ABSTENTIONS	32,846
	BROKER NON-VOTES	1,079,010

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amended & Restated Thermon Group Holdings, Inc. 2011 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2013	THERMON GROUP HOLDINGS, INC.

	By:	/s/ Jay Peterson
	Name:	Jay Peterson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended & Restated Thermon Group Holdings, Inc. 2011 Long-Term Incentive Plan